Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2020
Property and Equipment
Schedule of Property and equipment, net

Property and equipment, net consists of the following:

	Useful Life	December 31,
($ in thousands)	(Years)	2020	2019
Computer equipment and software	3-5	$3,412	$2,247
Furniture	4	329	—
Leasehold improvements	4	472	—
Construction in progress	N/A	—	40
Total property and equipment		4,213	2,287
Less: accumulated depreciation		(2,197)	(1,706)
Property and equipment, net		$2,016	$581